UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 11, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

( Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 500 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (e)            On December 11, 2006, the compensation committee of the board of directors of Integrated Electrical Services, Inc. (the “Company”) approved the compensation incentive goals of the Chief Executive Officer of the Company for fiscal year 2007 (the “CEO Targets”) and the Fiscal 2007 Executive Leadership Team Incentive Compensation Plan (the “ELT Plan”). The CEO Targets are based on improving safety performance, strengthening the leadership team, driving operational performance improvements and establishing core business processes. The ELT Plan provides an incentive compensation pool for certain key employees and officers based on the Company’s achievement of its annual operating income and cash flow targets.

           Also on December 11, 2006, the Board of Directors of the Company approved the Integrated Electrical Services, Inc. 2007 Deferred Compensation Plan (the “Deferred Compensation Plan”) which is designed to be a non-qualified deferred compensation plan. The Board in its sole discretion shall designate the employees who may become participants in the Plan and has initially designated subsidiary company presidents and home office employees with a base salary equal to or greater than $150,000. Participants may defer up to 75 percent of their annual base salary and/or bonus with a minimum deferral of $5,000 per year and a minimum deferral period of the earlier of two years or until termination of employment. Investment choices under the Deferred Compensation Plan will mirror those offered under the Company’s 401(k) Retirement Savings Plan.

           The foregoing description of the Deferred Compensation Plan is qualified in its entirety by reference to the Plan which is incorporated herein by reference and attached hereto as Exhibit 10.3.

           The foregoing description of the CEO Targets and the ELT Plan are qualified in their entirety by reference to the CEO Targets and the ELT Plan, which are incorporated herein by reference and attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 9.01  Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit Number	Description

10.1	Compensation Incentive Goals of the Chief Executive Officer for Fiscal Year 2007

10.2	Fiscal 2007 Executive Leadership Team Incentive Compensation Plan

10.3	Deferred Compensation Plan
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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: December 15, 2006
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EXHIBIT INDEX

Exhibit Number	Description

10.1	Compensation Incentive Goals of the Chief Executive Officer for Fiscal Year 2007

10.2	Fiscal 2007 Executive Leadership Team Incentive Compensation Plan

10.3	Deferred Compensation Plan
3